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                                                                    EXHIBIT 10.9





                        DRESSER, INC. SENIOR EXECUTIVES'
                           DEFERRED COMPENSATION PLAN







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                                TABLE OF CONTENTS





I.       ESTABLISHMENT AND PURPOSE OF PLAN........................................................................1


II.      DEFINITIONS AND CONSTRUCTION.............................................................................1

         2.1      DEFINITIONS.....................................................................................1
         2.2      NUMBER AND GENDER...............................................................................3
         2.3      HEADINGS........................................................................................3
         2.4      EFFECT UPON OTHER PLANS.........................................................................3

III.     ADMINISTRATION...........................................................................................3

         3.1      ADMINISTRATION BY THE BOARD; RIGHT TO DELEGATE..................................................3
         3.2      REQUIRED VOTE; MEETINGS.........................................................................3
         3.3      POWERS AND DUTIES...............................................................................4
         3.4      EXPENSES........................................................................................4

IIIA.    PARTICIPATION............................................................................................4

         3A.1     PARTICIPATION...................................................................................4
         3A.2     DEFERRED COMPENSATION...........................................................................5
         3A.3     ACCRUAL OF RIGHTS...............................................................................5

IV.      UNIT STOCK BENEFITS AND CASH BENEFITS....................................................................5

         4.1      DIVIDEND EQUIVALENTS ON UNIT STOCK BENEFITS.....................................................5
         4.2      INTEREST ON CASH BENEFIT........................................................................5
         4.3      CORPORATE CHANGES...............................................................................5
         4.4      UNILATERAL TERMINATION..........................................................................6

V.       BENEFITS.................................................................................................6

         5.1      VALUATION.......................................................................................6
         5.2      CONVERSION FROM UNIT STOCK BENEFIT TO CASH BENEFIT..............................................6
         5.3      MEDIUM OF PAYMENT...............................................................................6
         5.4      ELECTION OF OPTIONS.............................................................................6
         5.5      PAYMENT OF DIVIDEND EQUIVALENTS AND INTEREST....................................................7
         5.6      DEATH OR DISABILITY.............................................................................7
         5.7      TO WHOM PAYMENTS ARE MADE.......................................................................7
         5.8      FORFEITURE......................................................................................8

VI.      MISCELLANEOUS............................................................................................8

         6.1      ELECTIONS.......................................................................................8
         6.2      RESERVES........................................................................................8
         6.3      WITHHOLDING.....................................................................................8
         6.4      PLAN NOT TO CONSTITUTE CONTRACT OF EMPLOYMENT...................................................8



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                                TABLE OF CONTENTS
                                  (continued)

         6.5      NONTRANSFERABILITY AND NONASSIGNABILITY.........................................................8
         6.6      AMENDMENT, SUSPENSION OR TERMINATION............................................................9
         6.7      RELIANCE UPON INFORMATION.......................................................................9
         6.8      GOVERNING LAW...................................................................................9



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                        DRESSER, INC. SENIOR EXECUTIVES'
                           DEFERRED COMPENSATION PLAN




                      I. ESTABLISHMENT AND PURPOSE OF PLAN

         Dresser, Inc. hereby establishes the Dresser, Inc. Senior Executives' Deferred Compensation Plan, effective as of the Effective Date. This Plan shall be the successor to and continuation of the Dresser Industries, Inc. Deferred Compensation Plan, as amended and restated effective January 1, 2000, with respect to those Participants who were previously participants in such plan.

         The purposes of this Plan are to (i) provide greater incentive for employees to attain and maintain the highest standards of performance; (ii) retain employees of outstanding competence; (iii) further the identity of interests of such employees with those of the Company's stockholders generally; and (iv) reward such employees for outstanding performance.


                        II. DEFINITIONS AND CONSTRUCTION

         2.1 DEFINITIONS. Where the following words and phrases are used in this Plan, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:

                  (a) "Benefit" or "Benefits" means the net, unforfeited amounts, including Interest and Dividend Equivalents, if any, to be paid to a Participant (or to the beneficiary of a Participant) under the Plan.

                  (b) "Benefit Payment Option" means one of the schedules specifying the timing of the payment of a Participant's Benefit under the Plan as set forth in Section 5.4 of the Plan.

                  (c) "Board" means the Board of Directors of Dresser, Inc.

                  (d) "Cash Benefit" means the amount credited in a dollar amount under the Plan on behalf of a Participant as a result of such Participant's Deferred Compensation and any Interest credited thereon.

                  (e) "Company" means Dresser, Inc. and its wholly-owned subsidiaries.

                  (f) "Crediting Date" means the date next following the end of each Fiscal Year which is determined by the Board and as of which the Deferred Compensation, Interest, and Dividend Equivalents, if any, are credited to a Participant's Benefit. Crediting Date also means the Effective Date with respect to the initial crediting of Deferred Compensation under the Plan.



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                  (g) "Deferred Compensation" means amounts deferred under the terms of the Plan, including a Participant's Restricted Stock Deferral, Retention Bonus Deferral, Sales Price Incentive Bonus Deferral, and Transferred Deferral, if any.

                  (h) "Director" means a member of the Board.

                  (i) "Disability" means such an absence of physical or mental powers in a Participant so as to render him incapable of competently performing his duties for the Company.

                  (j) "Dividend Equivalent" means, with respect to a particular Unit Stock Benefit, the sum of (i) the total amount of cash dividends, if any, that would have been payable during the preceding calendar year on the shares of Unit Stock under such Unit Stock Benefit had such shares been outstanding during the preceding calendar year, and (ii) any Dividend Equivalent with respect to such Unit Stock Benefit carried forward from the preceding Crediting Date in accordance with the terms of Section 4.1.

                  (k) "Effective Date" means the effective date of the Plan which shall be April 10, 2001.

                  (l) "Fiscal Year" means the fiscal year of the Company.

                  (m) "Interest" means simple interest credited on a Participant's Cash Benefit as of each Crediting Date. The rate of Interest shall be based on the annual savings account rate of a major bank as designated from time to time by the Board as of the December 31 next preceding the applicable Crediting Date.

                  (n) "Participant" means an individual who is contingently entitled to Benefits under the Plan. Participation in the Plan is available only to an individual who has been selected by the Board for participation and is entitled to Deferred Compensation. No other individuals shall be eligible to become Participants in the Plan.

                  (o) "Plan" means the Dresser, Inc. Senior Executives' Deferred Compensation Plan, as set forth in this document and as it may hereafter be amended from time to time, which is the successor to and continuation of the Dresser Industries, Inc. Deferred Compensation Plan, as amended and restated effective January 1, 2000.

                  (p) "Restricted Stock Deferral" means the proceeds from the conversion of the Participant's shares of restricted stock in Halliburton Company to cash which the Participant has elected to defer under the Plan.

                  (q) "Retention Bonus Deferral" means the Participant's retention bonus payment from Halliburton Company which the Participant has elected to defer under the Plan.

                  (r) "Sales Price Incentive Bonus Deferral" means the Participant's sales price incentive bonus payment from Halliburton Company which the Participant has elected to defer under the Plan.





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                  (s) "Transferred Deferral" means the Participant's balance, if any, in the Dresser Industries, Inc. Deferred Compensation Plan as of the Effective Date, which is automatically transferred to the Plan as of such date and maintained under the Plan for the benefit of such Participant.

                  (t) "Unit Value" means, with respect to a Crediting Date, the value of a share of Dresser, Inc. common stock as of the preceding December 31 or, in the case of the Crediting Date which is the Effective Date, the value of a share of such common stock as of such Crediting Date, as determined by First Reserve Corporation in valuing its portfolio investments for the purpose of reporting such valuations to its partners under its partnership agreements.

                  (u) "Unit Stock" means shares of common stock of Dresser, Inc.

                  (v) "Unit Stock Benefit" means the number of shares of Unit Stock credited on behalf of a Participant as a result of such Participants' Deferred Compensation, and any Dividend Equivalents credited thereon.

         2.2 NUMBER AND GENDER. Wherever appropriate herein, words used in the singular shall be considered to include the plural, and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in this Plan, shall be deemed to include the feminine gender.

         2.3 HEADINGS. The headings of Articles, Sections, and Paragraphs herein are included solely for convenience. If there is any conflict between such headings and the text of this Plan, the text shall control. All references to Articles, Sections, and Paragraphs are to this Plan unless otherwise indicated.

         2.4 EFFECT UPON OTHER PLANS. Except to the extent provided herein, nothing in this Plan shall be construed to affect the provisions of any other plan maintained by the Company.


                               III. ADMINISTRATION

         3.1 ADMINISTRATION BY THE BOARD; RIGHT TO DELEGATE. This Plan shall be administered by the Board. The Board may appoint committees, individuals, or any other agents as it deems advisable and may delegate to any of such appointees any or all of the powers and duties of the Board hereunder. In the event the Board delegates any or all of its powers and duties under the foregoing sentence, the Board may specify the manner in which such powers and duties shall be performed.

         3.2 REQUIRED VOTE; MEETINGS. The Board shall adopt such rules and procedures for the conduct of its business and for the administration of the Plan as it deems advisable and shall have authority to take any and all action necessary to implement such rules and procedures. A Director who is a Participant may vote and take actions on all Board matters, including, without limitation, matters that may directly affect such Director and matters that may affect such Director in a manner differently from or inconsistently with other Participants. All actions taken






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

by the Board must be approved by an affirmative vote of a majority of all Directors. The Board may take any action without a meeting upon written consent signed by all of the Directors. Directors may participate in a meeting by means of conference telephone or similar communications equipment through which all participating persons can instantly communicate with each other.

         3.3 POWERS AND DUTIES. The Board shall supervise the administration and enforcement of this Plan according to the terms and provisions hereof and shall have the sole discretionary authority and all of the powers necessary to accomplish such duties. Without limiting the generality of the foregoing, the Board shall have all of the powers and duties specified for it under the Plan, including, without limitation, the power, right, or authority: (a) from time to time to establish rules and procedures for the administration of the Plan which are not inconsistent with the provisions of the Plan, and any such rules and procedures shall be effective as if included in the Plan, (b) to construe in its discretion all terms, provisions, conditions, and limitations of the Plan, (c) to correct any defect or to supply any omission or to reconcile any inconsistency that may appear in the Plan in such manner and to such extent as the Board shall deem appropriate, (d) to make a determination in its discretion as to the right of any person to a payment and the amount of such payment and to prescribe procedures to be followed by distributees in obtaining such payment, and (e) to make all other determinations necessary or advisable for the administration of the Plan. All decisions, determinations, and actions made or taken by the Board and its delegates with respect to the Plan and any Benefits under the Plan shall be final, binding, and conclusive upon all persons and shall not be subject to appeal. The Board and its delegates shall, in their sole discretion exercised in good faith (which, for purposes of this Section 3.3, shall mean the application of reasonable business judgment), make such decisions or determinations and take such actions, and all such decisions, determinations, and actions by the Board and its delegates shall be final, binding, and conclusive upon all persons and shall not be subject to appeal. If a Participant disagrees with any decision, determination, or action made or taken by the Board or its delegates, then the dispute will be limited to whether the Board satisfied their duty to make such decision or determination or take such action in good faith.

         3.4 EXPENSES. All expenses of the administration of the Plan shall be borne by the Company.


                               IIIA. PARTICIPATION

         3A.1 PARTICIPATION. An employee of the Company shall become and be a Participant in the Plan if such employee has been selected by the Board for participation in the Plan and is entitled to Deferred Compensation. A Participant's Deferred Compensation shall be payable to or for the benefit of such Participant or his beneficiary only in accordance with the provisions of the Plan.





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

         3A.2 DEFERRED COMPENSATION. An employee who is eligible to participate in the Plan as of the Effective Date, shall be entitled to make a Restricted Stock Deferral, Retention Bonus Deferral, and/or Sales Price Incentive Bonus Deferral by filing a written election with Halliburton Company prior to the Effective Date on a form provided by Halliburton Company. If such an eligible employee has a balance in the Dresser Industries, Inc. Deferred Compensation Plan immediately prior to the Effective Date, such balance shall be transferred to the Plan as of the Effective Date and maintained as a Transferred Deferral.

         3A.3 ACCRUAL OF RIGHTS. An employee of the Company shall have no rights under the Plan, and shall not be entitled to Benefits, with respect to Deferred Compensation, Dividend Equivalents, or Interest until he has been credited with such amounts as of a Crediting Date. As of the Effective Date, each Participant shall be credited with his Restricted Stock Deferral, Retention Bonus Deferral, Sales Price Incentive Bonus Deferral, and Transferred Deferral, if any. Deferral amounts to be credited in Unit Stock shall be credited in the number of shares of Unit Stock that is determined by dividing the total dollar amount of such deferral by the Unit Value as of the Effective Date.


                   IV. UNIT STOCK BENEFITS AND CASH BENEFITS

         4.1 DIVIDEND EQUIVALENTS ON UNIT STOCK BENEFITS. On or before each Crediting Date, there shall be ascertained (a) the balance of each Unit Stock Benefit and (b) the Dividend Equivalent, if any, attributable to such Unit Stock Benefit for the preceding calendar year. As of each Crediting Date, each Unit Stock Benefit shall be credited with a whole number of shares of Unit Stock that is equal to (x) the Dividend Equivalent, if any, determined under the foregoing sentence, divided by (y) the applicable Unit Value; provided however, any fractional shares shall be disregarded and the amount of any remaining Dividend Equivalent attributable to such fractional shares shall be carried forward and added to the Dividend Equivalent, if any, calculated with respect to the next succeeding Crediting Date.

         4.2 INTEREST ON CASH BENEFIT. As of each Crediting Date after the Effective Date, the balance of each Participant's Cash Benefit shall be credited with Interest.

         4.3 CORPORATE CHANGES. If the Company at any time increases or decreases proportionately to all holders of shares of its common stock then outstanding, whether by stock dividend, stock split, consolidation of shares, or in any other manner the number of all of its outstanding shares of such common stock held by such holders, then all Unit Stock Benefits theretofore credited and unforfeited shall be correspondingly increased or decreased with respect to the number of shares of such common stock represented thereby. In the event of a merger or consolidation of the Company with or into another corporation or the sale of substantially all of the assets of the Company, the Board shall make an appropriate equitable adjustment to all Unit Stock Benefits.





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

         4.4 UNILATERAL TERMINATION. Notwithstanding any other provision of the Plan to the contrary, in the event a Participant's employment with the Company is terminated by unilateral decision of such Participant, no Dividend Equivalents or Interest shall be credited to any Unit Stock Benefits or Cash Benefit on behalf of such Participant in respect of dividends paid or Interest attributable to the period of time after such Participant's termination of employment.


                                  V. BENEFITS

         5.1 VALUATION. When it is necessary under the Plan to determine the value on any date of shares of Unit Stock, the value shall be the product of the number of shares of Unit Stock to be valued and the most current Unit Value. The value of a Participant's Benefits on any date shall be the sum of (a) the dollar amount of such Participant's Cash Benefit and (b) the dollar value, as determined above, of any Benefits held in shares of Unit Stock on behalf of such Participant under the Plan.

         5.2 CONVERSION FROM UNIT STOCK BENEFIT TO CASH BENEFIT. Prior to the Effective Date, each Participant had the opportunity to elect the manner in which his Unit Stock Benefit will be invested and paid following his termination of employment, either (a) continuing an all Unit Stock Benefit, (b) converting to an all Cash Benefit, or (c) continuing a specified percentage as a Unit Stock Benefit with the remainder converting to a Cash Benefit. A Participant who did not make such an election prior to the Effective Date shall be deemed to have elected to have 50% of his Unit Stock Benefit converted to a Cash Benefit following his termination of employment. Such election may be changed by a Participant prior to his termination of employment with the Company by written notice thereof filed with the Board. If a Participant has an election in effect to convert all or a percentage of his Unit Stock Benefit to a Cash Benefit, such conversion shall occur on the Crediting Date next following the Participant's termination of employment with the Company based on the applicable Unit Value for such Crediting Date. Such conversion shall occur after the crediting of Dividend Equivalents, if any, for such Crediting Date pursuant to Section 4.1. If less than all of a Participant's Unit Stock Benefit is to be converted to a Cash Benefit, the number of whole shares of Unit Stock to be converted shall be determined by multiplying the total shares of Unit Stock credited to the Participant as of the applicable Crediting Date by the percentage to be converted to a Cash Benefit with any fraction of a share of Unit Stock resulting from such calculation to remain as a Unit Stock Benefit.

         5.3 MEDIUM OF PAYMENT. All unforfeited Benefits under the Plan shall be paid in cash unless the Board, in its sole discretion, determines that all or any portion of such Benefits will be paid in shares of Dresser, Inc. common stock.

         5.4 ELECTION OF OPTIONS. A Participant's unforfeited Benefits shall be paid under one of the Benefit Payment Options set forth below in this Section
5.4 as timely elected by a Participant and approved by the Board; provided, however, that in the absence of a valid election, a Participant's Benefits shall be paid under Option B. Payment of a Participant's Benefits credited through the first Crediting Date following the calendar year of a Participant's termination of employment with the Company, shall commence as of the first Crediting Date following the calendar year of the Participant's termination of employment and shall be paid in equal annual installments over a period of time determined in accordance with one of the following Benefit Payment Options:

         Option A.    Five years, or

         Option B.    Ten years, or

         Option C.    Fifteen years, or

         Option D.    Twenty years

as elected by such Participant and approved by the Board. A Participant's payment election hereunder may be made or revoked at any time or times prior to the termination of the Participant's employment with the Company by written notice thereof filed with the Board. The preceding notwithstanding, if, as of any Crediting Date following a Participant's termination of employment with the Company, the value of such Participant's Benefits is $50,000 or less, the Board, in its discretion, may direct that such Benefits be paid in full as soon as administratively feasible on or after such Crediting Date. Further, the Board may, in its sole discretion, change the payment timing for a Participant's Benefits at any time, and shall notify the Participant of any such change.

         5.5 PAYMENT OF DIVIDEND EQUIVALENTS AND INTEREST. At the time of each annual installment payment pursuant to each of the Benefit Options, Interest and Dividend Equivalents, if any, shall be paid with respect to each Participant's unpaid and unforfeited Unit Stock Benefits and Cash Benefits under the Plan since the previous Crediting Date. The amount of such payments shall be calculated using the methodology set forth in Section 4.1 and Section 4.2.

         5.6 DEATH OR DISABILITY. In the event of a Participant's death or Disability, the Board may, in its sole discretion and upon proof of the financial necessity of the person or persons to whom such Participant's Benefits are payable, vary the number and amount of installments to be paid with respect to such Benefits.

         5.7 TO WHOM PAYMENTS ARE MADE. Payments of a Participant's Benefits shall be made to the Participant if living. Unless otherwise requested in writing by Participant, in the event of a Participant's death, payments will be made to the beneficiary designated by the Participant for the purpose of receiving life insurance benefits under the Company's group life insurance plan. In the event no beneficiary is designated by the Participant either in writing or for the purpose of receiving such life insurance benefits, or if the designated beneficiary does not survive the Participant, such Participant's Benefits will be paid to his personal representatives or to the person appointed by will to receive said Benefits. This provision does not affect the timing or amount of payments to be made hereunder, but only affects to whom payments are to be made.

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         5.8 FORFEITURE. Notwithstanding any other provision herein to the contrary, in the event a Participant takes or allows some action or omission resulting in damage or competitive injury to the Company then, unless such action or omission shall have been taken or allowed in good faith and without reasonable cause to believe that it was improper or illegal, the Board may terminate all subsequent crediting of Interest and Dividend Equivalents to the Participant, and, in addition, the Board may terminate and forfeit all or any part of such Participant's Benefits hereunder, or suspend payment of such Benefits, as it may deem appropriate in its sole discretion, and such termination, forfeiture, and/or suspension shall be binding and not subject to appeal.


                               VI. MISCELLANEOUS

         6.1 ELECTIONS. The Board shall have the right to refuse to accept any election made hereunder by a Participant. If for any reason the Board deems it advisable, it may require any election hereunder to be made at a time earlier than that otherwise fixed in the Plan.

         6.2 RESERVES. The Company shall be under no obligation to reserve, segregate or earmark any cash, stock, or other property for the payment of any Benefits under this Plan. No Participant shall have any right whatsoever in any cash, stock or other property which may be set aside under the Plan. Participants shall have the status of general unsecured creditors of the Company with respect to Benefits under the Plan and the Plan constitutes a mere promise by the Company to make Benefit payments in the future.

         6.3 WITHHOLDING. During the time a Participant is employed with the Company, the Company shall deduct from such Participant's wages any amounts required to be withheld by the Company with respect to the accrual of a Participant's benefits hereunder. Further, there shall be deducted from each payment of Participant's Benefits under the Plan any taxes required to be withheld by the Company in respect of such payment. The Company shall have the right to reduce any payment by an amount sufficient to pay said taxes. In lieu of a deduction, the Committee may permit the Participant to pay or reimburse the Company for said taxes.

         6.4 PLAN NOT TO CONSTITUTE CONTRACT OF EMPLOYMENT. Neither the adoption of the Plan nor its operation shall in any way affect the right of the Company to dismiss or discharge a Participant at any time, nor give an employee a right to participate in any incentive compensation plan of the Company.

         6.5 NONTRANSFERABILITY AND NONASSIGNABILITY. Except as hereinafter provided, no rights under the Plan shall be assignable or transferable, or subject to encumbrances, pledge, or charge of any nature, except that a Participant may designate a beneficiary to receive such Participant's Benefits upon Participant's death as otherwise provided herein. Plan provisions to the contrary notwithstanding, (a) the Board shall comply with the terms and provisions of an order that satisfies the requirements for a "qualified domestic relations order" as such term is defined in section 206(d)(3)(B) of the Employee Retirement Income Security Act of 1974, as amended, including an order that requires distributions to an alternate payee prior to a Participant's "earliest retirement age" as such term is defined in section 206(d)(3)(E)(ii) of such

Act, and (b) no Benefits shall be payable until and unless any and all amounts representing debts or other obligations owed to the Company by the Participant with respect to whom such amount would otherwise be payable shall have been fully paid.

         6.6 AMENDMENT, SUSPENSION OR TERMINATION. The Board may amend, suspend or terminate the Plan in whole or in part, except that no amendment, suspension or termination shall reduce any Benefits credited to a Participant prior to the date of such amendment, suspension, or termination, or Benefits to be credited in the future based on amounts previously credited to a Participant, provided, that any amendment to or change in the Plan adopted by the Board which will significantly increase Benefits under the Plan or substantially alter the general principles of the Plan shall not become effective unless ratified by the affirmative votes of the holders of a majority of the voting shares of the Company at an annual or a special meeting of the shareholders called for such purpose.

         6.7 RELIANCE UPON INFORMATION. The Board and its delegates may rely upon any information supplied to them by an officer of the Company, the Company's legal counsel or by the Company's independent public accountants in connection with the administration of the Plan, and shall not be liable for any decision or action in reliance thereon. No Participant, or any person claiming through him shall have any right or interest in the Plan or any Benefits hereunder unless and until all the terms, conditions, a provisions of the Plan that affect such Participant or such other person shall have been complied with as specified herein. The Participant shall complete such forms and furnish such information as the Committee may require in the administration of the Plan.

         6.8 GOVERNING LAW. The place of administration of the Plan shall be conclusively deemed to be within the State of Delaware; and the validity, construction, interpretation and effect of the Plan and all rights of any and all persons having or claiming any interest therein shall be governed by the laws of the State of Delaware.














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